SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D. C. 20549


                             Current Report On
                                 FORM 8-K


                  PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


             Date of report (Date of earliest event reported):
                              OCTOBER 6, 1999

                              ---------------


 Commission    Registrant; State of Incorporation     IRS Employer
 File Number     Address; and Telephone Number     Identification No.
 -----------   ----------------------------------  ------------------

   1-9057        WISCONSIN ENERGY CORPORATION          39-1391525
                   (A Wisconsin Corporation)
                   231 West Michigan Street
                   P.O. Box 2949
                   Milwaukee, WI  53201
                   (414) 221-2345

   1-1245        WISCONSIN ELECTRIC POWER COMPANY      39-0476280
                   (A Wisconsin Corporation)
                   231 West Michigan Street
                   P.O. Box 2046
                   Milwaukee, WI  53201
                   (414) 221-2345





                                                                   FORM 8-K

                       WISCONSIN ENERGY CORPORATION
                     WISCONSIN ELECTRIC POWER COMPANY
                     --------------------------------


ITEM 5.  OTHER EVENTS

             GIDDINGS & LEWIS INC/ CITY OF WEST ALLIS LAWSUIT

     As previously reported, iron-cyanide-bearing wastes were found at two sites in West Allis, Wisconsin. One site is on property formerly owned by Kearney & Trecker Corporation, now a part of Giddings & Lewis Inc. The other site is owned by the City of West Allis. Environmental remediation at both sites was completed several years ago, with the current owners paying for disposal of materials found on their respective portions of the sites.

     On July 25, 1996, Giddings & Lewis, Kearney & Trecker and the City of West Allis filed an action for damages in the Milwaukee County Circuit Court against Wisconsin Electric Power Company, the principal utility subsidiary of Wisconsin Energy Corporation, alleging that Wisconsin Electric was responsible for deposition of the material in 1959 and therefore liable to the plaintiffs. Investigations into the potential source of the waste led Wisconsin Electric to believe that it was not the source of this waste.

     On July 14, 1999, a Milwaukee County Circuit Court jury issued a verdict against Wisconsin Electric in the lawsuit that awarded the plaintiffs $4.5 million as actual damages for clean-up costs and loss of property value and also awarded the plaintiffs $100 million in punitive damages. On October 6, 1999, the Wisconsin trial court judge denied Wisconsin Electric's post trial motions and directed that judgment on the verdict be entered. Under Wisconsin law, interest at the rate of 12% per annum will accrue until the judgment is reversed or satisfied.

     Wisconsin Electric is presently seeking a stay of execution on the judgment pending appeal and will file an appeal of the case to the Wisconsin Court of Appeals. In the opinion of management, based in part on the advice of legal counsel, the jury verdict was not supported by the evidence or the law and the unprecedented award of punitive damages of this magnitude was unwarranted and should therefore be reversed or substantially reduced. As such, Wisconsin Electric has not established a reserve for potential damages from this suit.





                                                                   FORM 8-K


                                 SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                    WISCONSIN ENERGY CORPORATION
                                            (Registrant)

                                  /s/Paul Donovan
                                  --------------------------------
Date: October 18, 1999            Paul Donovan, Senior Vice President,
                                  and Chief Financial Officer



                                  WISCONSIN ELECTRIC POWER COMPANY
                                            (Registrant)

                                  /s/Calvin H. Baker
                                  --------------------------------
Date: October 18, 1999            Calvin H. Baker, Vice President -
                                  Finance and Chief Financial Officer